UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2005

America Online Latin America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-31181	65-0963212
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6600 N. Andrews Avenue, Suite 400, Fort Lauderdale, Florida		33309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-689-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2005, America Online Latin America, Inc. ("AOLA") entered into Executive Retention Agreements dated as of June 16, 2005, respectively, with Charles Herington, AOLA's President and Chief Executive Officer and Osvaldo Banos, AOLA's Executive Vice President and Chief Financial Officer. As has been previously disclosed, these Executive Retention Agreements were initially approved in 2004, but were not executed until June 16, 2005.

The Exhibits referred to in Item 9.01 below are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1 Executive Retention Agreement dated as of June 16, 2005 between Charles M. Herington and America Online Latin America, Inc.

10.2 Executive Retention Agreement dated as of June 16, 2005 between Osvaldo Banos and America Online Latin America, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America Online Latin America, Inc.

June 22, 2005	By:	/s/ Osvaldo Banos

Name: Osvaldo Banos
Title: EVP and CFO

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Exhibit Index

Exhibit No.	Description

10.1	Executive Retention Agreement dated as of June 16, 2005 by and between America Online Latin America, Inc. and Charles Herington
10.2	Executive Retention Agreement dated as of June 16, 2005 by and between America Online Latin America, Inc. and Osvaldo Banos